                                                                    EXHIBIT 99.1

                             EMPLOYMENT AGREEMENT
                             --------------------


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of this 14th day of August, 1998, by and between INTERIORS, INC., a Delaware corporation with an address at 320 Washington Street, Mt. Vernon, New York 10553-1017 (the "Company") and TODD R. LANGNER, residing at 20209 Wells Drive, Woodland Hills, California 91364 ("Employee").


                                    RECITALS
                                    --------

          A. WHEREAS, the Company, Troy Acquisition Corp., an Illinois corporation ("Acquisition"), Troy Lighting, Inc., an Illinois corporation ("Troy") and certain shareholders of Troy have entered into that certain Agreement and Plan of Merger dated as of July 2, 1998 (the "Merger Agreement"), pursuant to which Acquisition will be merged with and into Troy;

          B. WHEREAS, pursuant to the terms of the Merger Agreement, the Company and Employee agreed that the Company would enter into an employment agreement with Employee;

          C. WHEREAS, the Company desires to secure the services of Employee, and Employee desires to furnish his services to the Company, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


       1.   Defined Terms.  Terms used in this Agreement in capitalized form
            -------------
which are not defined in this Agreement shall have the same definitions as used in the Merger Agreement.

       2.   Employment.  Upon the terms and subject to the conditions set forth
            ----------
in this Agreement, the Company employs Employee, and Employee accepts such employment.

       3.   Duties Of Employee.
            ------------------

          3.1     General Duties.  During the term of this Agreement, Employee
                  --------------
shall serve as an employee of the Company, subject to the provisions of this Agreement and, except as otherwise provided herein, such additional rules and regulations of employment as shall be generally applicable to employees of the Company. Employee shall serve as Executive Vice President of Sales and Marketing of the Company's decorative accessories division as it may be constituted and operated from time to time. In addition, during the term of this Agreement, Employee shall serve as President of Troy and shall continue in such position until the Board of Directors of Troy otherwise determines. Employee shall do and perform services and duties typically performed by a president and vice president of sales and marketing of a company, and such other services, consistent with his primary responsibilities, and duties as may be prescribed by the Board of Directors of Troy and/or the President and Chief Executive Officer of the Company's decorative accessories division from time to time.

          3.2     Extent of Services.  Except as may otherwise be agreed in
                  ------------------
writing between the Company and Employee, during the term of this Agreement, Employee shall: (a) devote his entire business time, attention, skills and energies to the business of the Company and Troy (unless relieved of his responsibilities therefor pursuant to Section 3.1 above); (b) faithfully and to the best of his ability serve the Company and Troy (unless relieved of his responsibilities therefor pursuant to Section 3.1 above); and (c) not perform any act or take any action inconsistent with his duties to the Company or Troy (unless relieved of his responsibilities therefor pursuant to Section 3.1 above).

          3.3     Location.  Except for business trips necessary or appropriate
                  --------
for the proper performance of his services and duties hereunder, Employee shall perform the services contemplated herein in the County of Los Angeles, California. Employee shall travel outside of Los Angeles County to the extent he, or the Chairman of the Board of Troy or the President and Chief Executive Officer of the Company's decorative accessories division, respectively, deem appropriate for his position, in their reasonable judgment, in light of industry-wide norms.

       4.   Compensation.
            ------------

          4.1  Salary.  In consideration of the services to be rendered by
               ------
Employee hereunder, the Company shall pay or cause to be paid to Employee during the term of this Agreement an annual salary (the "Annual Base Salary") of One Hundred Fifty Thousand Dollars ($150,000), payable in accordance with the Company's normal payroll practices for employees generally. Employee shall also be entitled to additional compensation (the "Additional Compensation") in the amount of Fifty Thousand Dollars ($50,000) per year, payable in accordance with the Company's normal payroll practices, for Employee's facilitation of the transition of ownership of Troy from the Shareholders to the Company. The foregoing salary and the bonuses and benefits provided for in this Section 4 shall be Employee's sole compensation for all services provided by Employee hereunder.

          4.2  Signing Bonus.  The Company shall pay or deliver or cause to be
               -------------
paid or delivered to Employee (a) the amount of Fifty Thousand Dollars ($50,000) on the date of this Agreement, (b) the amount of Three Thousand Seven Hundred Fifty Dollars ($3,750), to be applied to attorney fees incurred by Employee in connection with this Agreement, on the date of this Agreement, and (c) shares of Buyer Common Stock with a fair market value on the date of this Agreement of Fifty Thousand Dollars ($50,000) within fourteen (14) days after the date of this Agreement. For purposes of this Section 4.2(c), fair market value per share of Buyer Common Stock on the date of this Agreement shall be the average closing bid price of Buyer Common Stock for the five trading days following the date of this Agreement.

            4.3  Annual Bonuses.
                 --------------

                 (a) Fixed Bonus. Within sixty (60) days after the end of the
                     -----------
fiscal year of the Company or on the first regular payroll period of the Company following such date, the Board of Directors of the Company shall pay or cause to be paid to Employee an annual bonus, of Twenty-Five Thousand Dollars ($25,000), or a prorated portion of such amount for the fiscal years ending 1999 and 2004 (the "Fixed Bonus").

                 (b) Net Sales Bonus. No Net Sales bonus shall be payable to
                     ---------------
Employee before Annual Net Sales reach one hundred and five percent (105%) of Base Annual Net Sales. Thereafter, for every full percentage point by which Annual Net Sales for a given fiscal year exceed 105% of Base Annual Net Sales for such year, Employee shall be entitled to receive a bonus on Net Sales (the "Net Sales Bonus") equal to $1,667 (or a prorated portion of such amount for the fiscal years ending June 30, 1999 and June 30, 2004). The Net Sales Bonus shall be paid to Employee by the Company within thirty (30) days of finalization of corporate results pursuant to an audit by the Company's certified accountants during each year of the term hereof.

       As used herein, the following terms shall have the meanings, or shall be calculated as, set forth below:

       "Annual Net Sales" shall mean the Net Sales of Qualifying Products made by the Group in a given fiscal year during the term of this Agreement.

       "Base Annual Net Sales" shall mean the aggregate Base Quarterly Net Sales for all fiscal quarters falling within a given fiscal year during the term of this Agreement.

       "Base Quarterly Net Sales" shall be calculated quarterly by the Company, commencing on July 1, 1998, as follows:

(1) The Company shall determine the aggregate Net Sales of the Group for the four fiscal quarters immediately preceding the then current quarter, including the Group's Net Sales of all product lines acquired by the Group during the quarter immediately preceding the then current quarter (the "Newly Acquired Products");

                (2) In order to reflect full four quarters of Net Sales of the
                    Newly Acquired Products, the Company shall add all Net Sales of the products comprising the Newly Acquired Products made (by the parties which sold the Newly Acquired Products to the Group), during the three full fiscal quarters and the portion of the fourth fiscal quarter immediately preceding the Group's acquisition of the Newly Acquired Products;

                (3) In order to eliminate Net Sales of products which have been discontinued prior to the then current quarter, the Company shall deduct all Net Sales of Discounted Products made during the prior four fiscal quarters, by the Company or the parties which sold the Newly Acquired Products to the Group.

                (4) The Company shall divide the amount resulting from steps
                    (i), (ii) and (iii) above by the number of fiscal quarters occurring in the given fiscal year during the term of this Agreement, to reflect, for example, that there are only two
                    (2) fiscal quarters remaining in fiscal 1998.

       "Discontinued Products" shall mean all products which are not being marketed by the Group as of the first day of the then current quarter.

       "Group" shall mean Troy and those companies within the Company's decorative accessories division for which Employee has sales and marketing responsibilities.

       "Net Sales" shall mean the actual sales of Qualifying Products made by the Group, less (a) discounts and returns credited during a given quarter, (b) a reasonable reserve for bad debts based on the actual percentage of bad debts in the prior fiscal year, and (c) any increases in the wholesale prices of Qualifying Products which came in effect after July 1, 1998, to the extent such increases thereafter remain in effect in any given fiscal quarter. As used herein, sales are deemed made when Qualifying Products are shipped.

     "Qualifying Products" shall mean all products sold by the Group for which Employee has provided any marketing or generated any sales during a given quarter.

     "Quarterly Net Sales" shall mean the Net Sales made in a given quarter during the term of this Agreement.

                  (c)  Bonuses.  The Fixed Bonus and the Net Sales Bonus are
                       -------
hereafter collectively referred to as the "Bonuses."

          4.4  Deductions; Withholdings.  The salary and bonuses payable to
               ------------------------
Employee hereunder is the gross amount. The Company shall have the right to deduct or withhold therefrom all taxes and other amounts which may be required to be deducted or withheld under any provision of applicable law (including, without limitation, social security payments, income tax withholdings and other deductions required by law) now in effect or which may become effective any time during the term of this Agreement.

       5.   Employee Benefits.  During the term of this Agreement, Employee
            -----------------
shall be entitled to the following benefits:

          5.1  General.  Employee shall be entitled to coverage and benefits
               -------
under any life insurance, disability insurance, medical, dental, pension, 401(k)/profit-sharing or other benefit plans generally provided by the Company to its other corporate officers.

          5.2  Vacation and Sick Time.  Employee shall be entitled to (a) three
               ----------------------
(3) weeks of paid vacation, which shall be taken in accordance with the Company's written vacation policy, and (b) seven (7) days of paid sick leave for personal illness, which shall be used in accordance with the Company's written sick leave policy and which may not be converted to vacation days or cash, during each year of employment with the Company.

            5.3  Holidays.  Employee shall be entitled to such paid holidays as
                 --------
are designated by the Company.

            5.4  Automobile; Automobile Insurance. Employee shall be entitled to
                 --------------------------------
a maximum reimbursement of Seven Hundred Fifty Dollars ($750) per month for all automobile leasing, automobile insurance and all other automobile related expenses. Employee shall not be entitled to additional reimbursement for mileage. Such reimbursement shall apply to only one (1) automobile during any period of time, and Employee shall identify in writing to the Company within three (3) days after the execution of this Agreement the initial automobile and any changes to such initial designation shall be made in writing to the Company. In addition, all reimbursements hereunder shall be made within twenty-one (21) days following the Company's receipt of an expense statement, including, where appropriate, all original statements of charges.

            5.5  Stock Option.  Employee shall be granted an option (the
                 ------------
"Option") to purchase an aggregate of One Hundred Thousand (100,000) shares of Buyer Common Stock, at the average closing market price of such shares for the five (5) trading days following the effective date of this Agreement, under Interiors existing stock option program. Employee shall be entitled to exercise the Option for up to Twenty Thousand (20,000) shares on the first anniversary of the date of this Agreement and an additional Twenty Thousand (20,000) shares on or after each subsequent anniversary, at which time the Options shall have vested; provided, however, that if Employee is terminated without "cause," Employee shall be entitled to exercise any or all unexercised Options which (a) have vested on or before the date of termination and (b) whose exercise rights have not expired within thirty (30) days after the date of his termination. All Options must be exercised within one (1) year after the date on which the Options have vested.

       6.   Term.  The term of this Agreement and Employee's employment with the
            ----
Company shall commence on the Closing Date and shall continue for a period of five (5) years, unless sooner terminated pursuant to Section 7 below.

       7.   Termination.
            -----------

          7.1  Termination For Cause.  Employee understands and agrees that this
               ---------------------
Agreement and the employment relationship may be terminated immediately by the Company for "cause," upon written notice to Employee in the manner set forth in
Section 10.3 below. "Cause" shall mean (a) habitual inattention to, neglect of or unwillingness to perform Employee's duties, if not cured within seven (7) business days after the Company first gives written notice to Employee of any such inattention, neglect or unwillingness, (b) failure or refusal to follow any reasonable directive of the Board of Directors of Troy or the President and Chief Executive Officer of the Company, if such failure or refusal is not cured within seven (7) business days after the Company's written notice to Employee of such failure or refusal, (c) commission of any act punishable by criminal penalty, except for routine driving or other traffic offenses or other misdemeanor offenses which (i) do not materially or significantly impact Employee's ability or capability to perform his primary responsibilities or duties hereunder and (ii) do not violate Clauses (d) or (e) of this Section 7.1, or any act involving gross negligence by Employee, (d) commission of any other act reasonably likely to significantly or materially adversely affect the business or reputation of the Company, if such conduct is not corrected within seven (7) business days after the Company's written notice to Employee of such conduct, (e) breach of any material term or condition of this Agreement, if such breach is not cured within seven (7) business days after the Company's written notice to Employee of such breach, and/or (f) two (2) or more violations of Clauses (b), (d) or (e) during any twelve (12) month period, if such breaches are reasonably likely to (i) significantly or materially adversely affect the business or reputation of the Company or (ii) significantly or materially impact Employee's ability or capability to perform his primary responsibilities or duties hereunder. Upon termination of Employee for "cause," the Company shall promptly pay to Employee all accrued Annual Base Salary and Additional Compensation, together with a prorated portion of all accrued Bonuses, which have not been paid as of the date such termination occurs.

          7.2  Termination Without Cause.  Employee understands and agrees that,
               -------------------------
should the Company deem it necessary or advisable, at any time after the first twelve (12) months after the date of this Agreement, this Agreement and the employment relationship may be terminated immediately by the Company without "cause" (as defined above), upon thirty (30) days' prior written notice to Employee in the manner set forth in Section 10.3; provided that Employee shall remain entitled to receive (a) the Annual Base Salary, Additional Compensation and fifty percent (50%) of the Bonuses from the prior fiscal year, and (b) benefits under medical and disability plans in effect immediately prior to such termination, according to the payment periods in effect at the time of such termination for the remainder of time, if any, in the period which consists of the lesser of (a) twelve months (12) from the date of termination or (b) the remainder of the term of this Agreement; provided further that (i) Employee shall not continue to accrue paid time off for vacation, sick days or holidays, (ii) to the extent that Employee is afforded comparable medical and disability benefits from his new employer, he shall not be entitled to continued medical or disability benefits from the Company, and (iii) to the extent that Employee is afforded medical and disability benefits which are less than that provided by the Company, the Company shall only be obligated to compensate Employee for the difference. With respect to medical and disability benefits continued after termination pursuant to this Section 7.2, the Company shall have the option to either continue the benefits or pay to Employee the amount of the insurance premiums or other benefits in effect at the time of termination.

          7.3  Death.  In the event of the death of Employee during the Term,
               -----
the Company shall pay, or cause to be paid, to any one or more beneficiaries designated by Employee pursuant to notice to the Company or, failing such designation, to Employee's estate, the unpaid portion of the Annual Base Salary and Additional Compensation, together with a prorated portion of the Bonuses, accrued through the date on which Employee's death occurs.

          7.4  Disability.  In the event that Employee shall become, by reason
               ----------
of physical or mental disability, incapable of performing his duties and services in accordance with the provisions of Section 3 hereof, and such incapacity(ies) shall continue for a period of ninety (90) days, the Company shall have the right to terminate Employee's employment hereunder by giving him written notice of such termination and, thereafter, Employee's employment hereunder shall immediately terminate. In the event of such termination, the Company shall pay, or cause to be paid, to Employee the unpaid portion of the Annual Base Salary and Additional Compensation, together with a prorated portion of the Bonuses, accrued through the date on which Employee's death occurs.

          7.5  Termination by Employee.  This Agreement may be terminated
               -----------------------
immediately by Employee upon written notice to the Company in the manner set forth in Section 10.3 below in the event of: (a) the appointment of an assignee, referee, receiver or trustee for the Company or upon the adjudication and bankruptcy or the liquidation of the Company or (b) breach of any material term or condition of this Agreement by the Company, if such breach is not cured within seven (7) business days after Employee's written notice to the Company of such breach.

          7.6  No Additional Compensation.  Except as expressly provided in this
               --------------------------
Section 7 and for any damages which Employee may be entitled to as a result of a breach of this Agreement by the Company, Employee acknowledges and agrees that he will not be entitled to any additional compensation or payment as a result of the termination of this Agreement or his services hereunder, irrespective of the reasons therefor.

          7.7  Effect of Termination.  Upon termination or expiration of this
               ---------------------
Agreement, Employee shall immediately surrender to the Company all lists, books, records, materials and documents, together with all copies thereof, and all other property in his/her possession or under his control, relating to or used in connection with the past or present business of the Company, or any affiliate or subsidiary of the Company.

       8.   Nondisclosure; Ownership and Protection of Proprietary Rights.
            -------------------------------------------------------------

          8.1  Nondisclosure.  Except as otherwise expressly required by law,
               -------------
Employee shall not at any time during the term of this Agreement, either directly or indirectly, disclose or divulge to any other person, firm or corporation the names, addresses, preferences, prices being charged or any other confidential information concerning or relating to any of the former or existing suppliers, contractors, employees or customers of the Company, or any affiliate or subsidiary of the Company (collectively, the "Customers") with respect to the past, present or future business of the Company, or any affiliate or subsidiary of the Company or any secret, proprietary or confidential information concerning or relating to the past, present or future business of the Company, or any affiliate or subsidiary of the Company (collectively, "Confidential Information"), and he will not intentionally divert or attempt to divert any of the Customers or intentionally do any act to impair, prejudice or destroy the goodwill of the Company with the Customers.

          8.2  Ownership of Intellectual Property.  Employee acknowledges and
               ----------------------------------
agrees that all intellectual property (including without limitation all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations and photographs, which are protectable, in whole or in part, under any patent, copyright, trademark, trade secret or other intellectual property law), developed, created, conceived, made or reduced to practice during his employment with the Company which (a) relate to the current, future or potential business of the Company, (b) result from the duties or work performed by Employee hereunder, or (c) are developed during working time or using the Company's equipment, supplies, facilities, resources, materials or information, shall be the sole and exclusive property of the Company and Employee shall and hereby does assign all right, title and interest in and to such intellectual property to the Company.

          8.3  Nonsolicitation.  Because Employee's solicitation of the
               ---------------
Customers of the Company, or any affiliate of the Company, under certain circumstances could involve the use or disclosure of Confidential Information, Employee shall not, either directly or indirectly, at any time during the term of this Agreement (a) call on, solicit or take away, or attempt to call on, solicit or take away, any past or present Customers of the Company, or any affiliate of the Company, (b) employ, hire or solicit the employment of any person employed by the Company, or any affiliate of the Company, (c) intentionally do any act to impair, prejudice or destroy the goodwill of the Company, or any affiliate of the Company, or to intentionally prejudice or impair the relationship or dealing between the Company, or any affiliate of the Company, and the Customers or (d) assist any other person, firm or corporation in any such acts.

          8.4  Noncompetition.  Employee shall not, at any time during the term
               --------------
of this Agreement, be or become (a) interested or engaged in any manner, directly or indirectly, in any county and/or city in the United States of America or any county or political subdivision in any state or country in the world, either alone or with any person, firm or corporation now existing or hereafter created, in any business, trade or other enterprise substantially similar to or which is directly or indirectly competitive with the past, present or future business of the Company or Interiors (the "Business") or (b) directly or indirectly, a stockholder, bondholder or officer, director or employee of, or in any manner associated with, or aid or abet or give information or financial assistance to any business which is competitive with the Business; provided that nothing contained in this Section 8.4 shall prevent Employee from acquiring or holding, as a passive investment, not more than five percent (5%) of the outstanding capital shares of any publicly held corporation engaged in such business. Employee represents and warrants that as of the date hereof, Employee does not own more than five percent (5%) of the outstanding capital shares of any publicly held corporation engaged in a business which is or may be competitive with the Business.

          8.5  Survival.  The provisions of this Section 8 shall survive the
               --------
termination of this Agreement, irrespective of the reason therefor.

       9.   Relief.  Employee acknowledges that (a) the services to be rendered
            ------
by him are of a special, unique and extraordinary character and it would be very difficult or impossible to replace such services, (b) the provisions of Section 8 are reasonable and necessary to protect the legitimate interests of the Company, (c) the restrictions contained in Section 8 will not prevent Employee from earning or seeking a livelihood, (d) the restrictions contained in Section 8 shall apply in all areas where such application is permitted by law and (e) any violation of Section 8 of this Agreement by Employee would result in irreparable harm to the Company. Accordingly, Employee consents and agrees that, if he violates any of the provisions of Section 8 of this Agreement, the Company shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining him from committing or continuing any violation of this Agreement, without the need to post any bond or for any other undertaking, including without limitation proving the inadequacy of money damages.

          In the event that the whole or any part of the provisions of Section 8 hereof shall be determined to be invalid by reason of the extent, duration, scope or other provision set forth therein, the extent, duration, scope or other provision of that section shall be reduced so as to cure such invalidity and in its reduced form the provisions of Section 8 shall be enforceable in the manner contemplated hereby. The provisions of this Section 9 shall survive the termination of this Agreement, irrespective of the reason therefor.

       10.  Miscellaneous.
            -------------

          10.1  Waiver of Breach.  Neither party's failure to enforce any
                ----------------
provision or provisions of this Agreement shall be deemed or in any way construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every provision of this Agreement. The rights granted the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

          10.2  Successors; Assigns.  The Company shall be entitled to assign
                -------------------
its rights and obligations hereunder only in connection with the sale of substantially all of the assets or stock of the Company to a buyer (a) willing and able to perform all of its obligations hereunder and (b) having at least comparable financial and other resources as the Company. Employee shall not assign any of his rights or obligations under this Agreement without the prior written consent of the Board of Directors of the Company. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, executors, successors and assigns of Employee and the Company.

          10.3  Notices.  All notices and other communications which are
                -------
required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given (a) if delivered personally, upon delivery and (b) if delivered by registered or certified mail (return receipt requested), postage prepaid, upon the earlier of actual delivery or upon three
(3) days after being mailed, in each case to Employee or the Company at the address set forth at the beginning of this Agreement. Either party may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent.

          10.4  Severability.  If any term or provision of this Agreement is
                ------------
held to be void or unenforceable by any court of competent jurisdiction, only that objectionable term or provision shall be deleted herefrom while the remainder of the term, provision and agreement shall be enforceable.

          10.5  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the internal, substantive laws of the State of California. Venue of any "Proceeding" (as defined below) shall be exclusively in the County of Los Angeles in the foregoing state, and both parties hereby consent and agree to such exclusive venue.

          10.6  Attorneys' Fees.  In the event any litigation, arbitration,
                ---------------
mediation or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party or parties in such proceeding shall be entitled to recover from the unsuccessful party or parties all costs, expenses and reasonable attorneys' fees relating to or arising out of such Proceeding (whether or not the Proceeding results in a judgment), including any post-judgment or post-award Proceeding, including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses and reasonable attorneys' fees.

          10.7  Arbitration of Disputes.  All disputes between Employee and the
                -----------------------
Company or any related person or party are to be resolved by final and binding arbitration in accordance with the Mutual Agreement to Arbitrate Claims attached as Exhibit A to this Agreement, except as provided in such Arbitration Agreement.

          10.8  Counterparts.  This Agreement may be executed simultaneously in
                ------------
two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument. Furthermore, facsimiles of signatures may be taken as the actual signatures, and each party agrees to furnish the other with documents bearing the original signatures within ten (10) days of the facsimile transmission.

          10.9  Complete Agreement; Amendments.  This Agreement, including the
                ------------------------------
exhibit, contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements and understandings relating thereto. This Agreement may not be waived, changed, modified, extended or discharged orally, but only by a written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


The "Company"

INTERIORS, INC.



By:__________________________________________
   Dennis D. D'Amore
   Executive Vice President



"Employee"



_____________________________________________
Todd R. Langner

                                   EXHIBIT A



                     "Mutual Agreement to Arbitrate Claims"
                      ------------------------------------



                                  See Attached